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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ______________

                                    FORM 8-K
                                 ______________


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 14, 2005





                             SEMOTUS SOLUTIONS, INC.
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             (Exact Name of Registrant as Specified in its Charter)



            NEVADA                   0-21069                     36-3574355
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(State or other jurisdiction of    (Commission                (I.R.S. Employer
 incorporation or organization)    File Number)              Identification No.)



                 16400 Lark Ave., Suite 230 Los Gatos, CA 95032
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               (Address of Principal Executive Offices) (Zip Code)



                                 (408) 358-7100
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              (Registrant's Telephone Number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

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
ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

            Semotus Solutions, Inc. ("Semotus") has signed a definitive Merger Agreement on June 14, 2005 by and among Semotus, Semotus Acquisition Company Ltd. and Clickmarks, Inc., relating to the acquisition of Clickmarks by Semotus. In the Merger Agreement, Semotus has agreed to acquire 100% of the issued and outstanding capital stock of Clickmarks for 4,107,981 shares of Semotus Solutions' common stock. The agreement is subject to Clickmarks' stockholders approval and other customary closing conditions.

            Clickmarks is an integration and mobilization software company, engaged in the business of creating and marketing computer software to provide a framework for development and delivery of composite applications on web and portal interfaces.

            On June 20, 2005, Semotus issued a press release with respect to this Merger Agreement. A copy of the press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.




ITEM 9.     FINANCIAL STATEMENTS AND EXHIBITS.

            (a) Not applicable.

            (b) Not applicable.

            (c) Exhibits. The following exhibits are filed with this report:

            Exhibit Number      Description
            --------------      -----------

            2.1 Merger Agreement by and among Semotus Solutions, Inc., Clickmarks, Inc. and Semotus Acquisition Company Ltd. dated June 14, 2005.

            99.1                Press Release of Semotus Solutions, Inc. dated
                                June 20, 2005.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.




                                          SEMOTUS SOLUTIONS, INC.


           Date:   June 20, 2005          By:  /s/ Anthony N. LaPine
                                          Anthony N. LaPine,
                                          President and Chief Executive Officer